Exhibit 99.1

Agape ATP Corporation Successfully Completes $23 Million Private Placement, Strengthening Growth Across Key Sectors

Strong investor confidence fuels ATPC’s expansion in healthcare, oil & gas trading, and renewable energy

KUALA LUMPUR, 25 MARCH 2025 – NASDAQ-listed AGAPE ATP Corporation (“ATPC”) is pleased to announce the successful completion of its $23 million (USD) private placement exercise, reinforcing its financial strength as the company accelerates expansion into healthcare, oil & gas trading, and renewable energy. The strong participation of institutional investors reflects confidence in ATPC’s long-term growth strategy, positioning the company for sustained market leadership across multiple industries.

To recap, the private placement involved the issuance of 46 million shares of common stock at USD 0.50 per share, under Regulation S of the U.S. Securities Act, which governs offerings to non-U.S. investors. The capital raised will be utilized to support ATPC’s high-growth initiatives, including advancing oil & gas trading projects, scaling up its solar energy ventures, and enhancing its healthcare and wellness solutions.

Prof. Dato’ Sri Dr How Kok Choong, Founder and Global Group CEO of ATPC (link)

Prof Dato’ Sri Dr How Kok Choong, the Founder and Global Group CEO of ATPC expressed gratitude for the overwhelming support from new and existing investors, stated: “The successful completion of this private placement is a testament to the strong market confidence in ATPC’s vision and execution strategy. We are deeply grateful for the trust placed in us by institutional investors, which allows us to accelerate our expansion into high-value industries. With this fresh capital, we are well-positioned to enhance our operational capabilities, drive innovation, and create long-term value for our shareholders.”

The completion of this funding round marks a pivotal moment for ATPC as it moves forward with several key initiatives. In the energy sector, ATPC’s strategic partnership with Swiss One Oil & Gas AG is driving the procurement and distribution of refined fuel products, including EN590 10PPM diesel and Jet Fuel A1.

In addition to supporting its energy-related initiatives, ATPC will also utilize the proceeds to enhance its healthcare segment, further expanding its wellness and medical solutions to new markets. The capital infusion will strengthen product innovation, regulatory approvals, and commercialization efforts across ATPC’s diverse portfolio.

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About AGAPE ATP Corporation

Agape ATP Corporation (ATPC) is dedicated to enhancing the quality of life and promoting sustainable development. With a strong foundation built on two core business pillars, ATPC specialises in the provision of health and wellness products that caters to the diverse needs of its customers, ensuring their well-being and vitality. Additionally, APTC delivers comprehensive energy-saving solutions that empower companies to drive sustainability initiatives, reduce energy consumption, and achieve their sustainability goals.

For more information, visit www.agapeatpgroup.com.

Issued By: Koa International Sdn. Bhd. on behalf of Agape ATP Corporation

For more information, please contact:

Jazzmin Wan

Tel: +60 17-289 4110

Email: j.wan@swanconsultancy.biz

Mandy Tan

Tel: +60 16-477 2257

Email: m.tan@swanconsultancy.biz

FORWARD-LOOKING STATEMENT

Certain statements contained in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the expected benefits and outcomes of the partnerships announced by AGAPE ATP Corporation (“ATPC”) and the potential for medical innovations and healthcare advancements through these collaborations. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to execute its strategies, manage growth, and maintain its corporate culture; the Company’s future business development, financial conditions, and results of operations; expectations regarding demand for and market acceptance of our products and services; changes in technology; economic conditions; reputation and brand; the impact of competition and pricing; government regulations; fluctuations in general economic and business conditions in Malaysia and the international markets the Company plans to serve, and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and AGAPE ATP Corporation specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

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